UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08476

The Gabelli Global Multimedia Trust Inc.

(Exact name of registrant as specified in charter)

One Corporate Center

Rye, New York 10580-1422

(Address of principal executive offices) (Zip code)

Bruce N. Alpert

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

(Name and address of agent for service)

registrant’s telephone number, including area code: 1-800-422-3554

Date of fiscal year end: December 31

Date of reporting period: June 30, 2011

Form N-CSR is to be used by management investment companies to file reports with the Commission not later than 10 days after the transmission to stockholders of any report that is required to be transmitted to stockholders under Rule 30e-1 under the Investment Company Act of 1940 (17 CFR 270.30e-1). The Commission may use the information provided on Form N-CSR in its regulatory, disclosure review, inspection, and policymaking roles.

A registrant is required to disclose the information specified by Form N-CSR, and the Commission will make this information public. A registrant is not required to respond to the collection of information contained in Form N-CSR unless the Form displays a currently valid Office of Management and Budget (“OMB”) control number. Please direct comments concerning the accuracy of the information collection burden estimate and any suggestions for reducing the burden to Secretary, Securities and Exchange Commission, 100 F Street, NE, Washington, DC 20549. The OMB has reviewed this collection of information under the clearance requirements of 44 U.S.C. § 3507.

Item 1. Reports to Stockholders.

The Report to Shareholders is attached herewith.

The Gabelli Global Multimedia Trust Inc.

Semiannual Report

June 30, 2011

To Our Shareholders,

For the six months ended June 30, 2011, the net asset value (“NAV”) total return of The Gabelli Global Multimedia Trust Inc. (the “Fund”) was 8.99%, compared with the total return of the Morgan Stanley Capital International (“MSCI”) World Free Index increase of 5.29%. The total return for the Fund’s publicly traded shares was 6.51%. On June 30, 2011, the Fund’s NAV per share was $8.85, while the price of the publicly traded shares closed at $7.97 on the New York Stock Exchange (“NYSE”).

Enclosed are the portfolio of investments and financial statements as of June 30, 2011.

Comparative Results

Average Annual Returns through June 30, 2011 (a) (Unaudited)
	Quarter	Year to Date	1 Year	3 Year	5 Year	10 Year	15 Year	Since Inception (11/15/94)
Gabelli Global Multimedia Trust
NAV Total Return (b)	2.66%	8.99%	45.07%	1.49%	0.88%	0.82%	7.14%	7.90%
Investment Total Return (c)	4.69	6.51	38.86	2.50	1.84	1.48	8.23	7.63
S&P 500 Index	0.10	6.02	30.69	3.34	2.94	2.72	6.50	8.64	(d)
MSCI World Free Index	0.47	5.29	30.51	0.47	2.28	3.99	5.35	6.52	(d)
(a)	Returns represent past performance and do not guarantee future results. Investment returns and the principal value of an investment will fluctuate. When shares are sold, they may be worth more or less than their original cost. Current performance may be lower or higher than the performance data presented. Visit www.gabelli.com for performance information as of the most recent month end. Performance returns for periods of less than one year are not annualized. Investors should carefully consider the investment objectives, risks, charges, and expenses of the Fund before investing. The S&P 500 and MSCI World Free Indices are unmanaged indicators of stock market performance. Dividends are considered reinvested except for the MSCI World Free Index. You cannot invest directly in an index.
(b)	Total returns and average annual returns reflect changes in the NAV per share, reinvestment of distributions at NAV on the ex-dividend date, and adjustments for rights offerings and are net of expenses. Since inception return is based on an initial NAV of $7.50.
(c)	Total returns and average annual returns reflect changes in closing market values on the NYSE, reinvestment of distributions, and adjustments for rights offerings. Since inception return is based on an initial offering price of $7.50.
(d)	From November 30, 1994, the date closest to the Fund’s inception for which data is available.

We have separated the portfolio managers’ commentary from the financial statements and investment portfolio due to corporate governance regulations stipulated by the Sarbanes-Oxley Act of 2002. We have done this to ensure that the content of the portfolio managers’ commentary is unrestricted. The financial statements and investment portfolio are mailed separately from the commentary. Both the commentary and the financial statements, including the portfolio of investments, will be available on our website at www.gabelli.com.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

Summary of Portfolio Holdings (Unaudited)

The following table presents portfolio holdings as a percent of total investments as of June 30, 2011:

Entertainment	19.8%
U.S. Government Obligations	16.4%
Cable	11.4%
Hotels and Gaming	7.0%
Broadcasting	6.6%
Telecommunications: National	6.2%
Computer Software and Services	5.6%
Satellite	5.2%
Wireless Communications	4.0%
Publishing	3.9%
Telecommunications: Regional	3.0%
Consumer Services	1.8%
Business Services: Advertising	1.6%
Specialty Chemicals	1.4%

Equipment	1.3%
Telecommunications: Long Distance	1.1%
Diversified Industrial	0.9%
Retail	0.9%
Consumer Products	0.6%
Electronics	0.5%
Computer Hardware	0.3%
Financial Services	0.2%
Food and Beverage	0.2%
Business Services	0.1%
Health Care	0.0%
Real Estate	0.0%

100.0%

The Fund files a complete schedule of portfolio holdings with the Securities and Exchange Commision (the “SEC”) for the first and third quarters of each fiscal year on Form N-Q, the last of which was filed for the quarter ended March 31, 2011. Shareholders may obtain this information at www.gabelli.com or by calling the Fund at 800-GABELLI (800-422-3554). The Fund’s Form N-Q is available on the SEC’s website at www.sec.gov and may also be reviewed and copied at the SEC’s Public Reference Room in Washington, DC. Information on the operation of the Public Reference Room may be obtained by calling 1-800-SEC-0330.

Proxy Voting

The Fund files Form N-PX with its complete proxy voting record for the twelve months ended June 30th, no later than August 31st of each year. A description of the Fund’s proxy voting policies, procedures, and how the Fund voted proxies relating to portfolio securities is available without charge, upon request, by (i) calling 800-GABELLI (800-422-3554); (ii) writing to the Gabelli Funds at One Corporate Center, Rye, NY 10580-1422; or (iii) visiting the SEC’s website at www.sec.gov.

Shareholder Meeting – May 16, 2011 – Final Results

The Fund’s Annual Meeting of Shareholders was held on May 16, 2011 at the Greenwich Library in Greenwich, Connecticut. At that meeting, common and preferred shareholders, voting together as a single class, elected Frank J. Fahrenkopf, Jr., Werner J. Roeder, and Salvatore J. Zizza as Directors of the Fund. A total of 8,804,242 votes, 8,822,716 votes, and 7,947,801 votes were cast in favor of these Directors and a total of 4,314,060 votes, 4,295,586 votes, and 5,170,501 votes were withheld for each Director, respectively.

Mario J. Gabelli, CFA, Anthony J. Colavita, James P. Conn, Gregory R. Dube, and Anthony R. Pustorino continue to serve in their capacities as Directors of the Fund.

We thank you for your participation and appreciate your continued support.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

SCHEDULE OF INVESTMENTS

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS — 83.6%
	DISTRIBUTION COMPANIES — 49.8%
	Broadcasting — 6.6%
10,000	Asahi Broadcasting Corp.	$42,567	$49,438
65,000	CBS Corp., Cl. A, Voting	835,589	1,870,050
6,400	Chubu-Nippon Broadcasting Co. Ltd.	46,376	38,159
21,000	Cogeco Inc.	414,096	938,680
2,000	Corus Entertainment Inc., Cl. B, OTC	5,257	42,261
13,000	Corus Entertainment Inc., Cl. B, Toronto	26,464	276,997
57,000	Discovery Communications Inc., Cl. A†	738,187	2,334,720
57,000	Discovery Communications Inc., Cl. C†	534,241	2,083,350
27,000	Fisher Communications Inc.†	971,834	805,140
24,000	Gray Television Inc.†	41,986	63,360
9,000	Grupo Radio Centro SAB de CV, ADR†	39,884	87,480
4,550	Lagardere SCA	100,163	192,239
25,000	LIN TV Corp., Cl. A†	67,642	121,750
4,000	M6 Metropole Television SA	35,208	92,549
68,566	Media Prima Berhad	34,965	65,852
3,600	Nippon Television Network Corp.	530,748	511,124
4,650	NRJ Group	20,718	57,183
1,000	NTN Buzztime Inc.†	863	450
500	Radio One Inc., Cl. A†	197	855
3,500	RTL Group SA	134,552	343,107
89,600	Salem Communications Corp., Cl. A	567,415	321,664
30,000	Sinclair Broadcast Group Inc., Cl. A	253,331	329,400
24,000	Societe Television Francaise 1	239,580	436,440
50,000	Television Broadcasts Ltd.	187,673	330,262
110,000	Tokyo Broadcasting System Holdings Inc.	2,068,532	1,324,017
240,000	TV Azteca SA de CV, CPO	58,305	195,755
27,000	UTV Media plc	96,517	53,842

		8,092,890	12,966,124

	Business Services — 0.1%
1,000	Convergys Corp.†	17,737	13,640
6,000	Impellam Group plc†	8,600	34,908
10,000	Monster Worldwide Inc.†	136,250	146,600

		162,587	195,148

	Cable — 11.4%
16,578	Austar United Communications Ltd.†	16,894	23,915
200,000	Cablevision Systems Corp., Cl. A	1,861,279	7,242,000
38,500	Cogeco Cable Inc.	789,219	1,812,328
30,000	Comcast Corp., Cl. A	476,742	760,200

Shares		Cost	Market Value

40,000	Comcast Corp., Cl. A, Special	$627,986	$969,200
125,690	Rogers Communications Inc., Cl. B, New York	760,900	4,967,269
19,310	Rogers Communications Inc., Cl. B, Toronto	148,207	764,632
40,000	Scripps Networks Interactive Inc., Cl. A	1,704,871	1,955,200
18,000	Shaw Communications Inc., Cl. B, New York	84,642	410,940
78,000	Shaw Communications Inc., Cl. B, Non-Voting, Toronto	105,571	1,778,444
22,000	Time Warner Cable Inc.	919,020	1,716,880

		7,495,331	22,401,008

	Consumer Products — 0.0%
1,500	Fortune Brands Inc.	92,671	95,655

	Consumer Services — 1.8%
4,000	Bowlin Travel Centers Inc.†	3,022	6,440
4,000	Coinstar Inc.†	98,299	218,160
20,000	H&R Block Inc.	258,838	320,800
25,000	IAC/InterActiveCorp.†	598,480	954,250
100,000	Liberty Media Corp. - Interactive, Cl. A†	660,442	1,677,000
100	Netflix Inc.†	5,642	26,269
25,000	TiVo Inc.†	241,594	257,250
3,000	Tree.com Inc.†	23,302	15,360

		1,889,619	3,475,529

	Diversified Industrial — 0.9%
20,000	Bouygues SA	547,847	879,231
18,432	Contax Participacoes SA, ADR†	7,571	51,425
14,000	General Electric Co.	197,359	264,040
3,000	ITT Corp.	177,280	176,790
16,000	Jardine Strategic Holdings Ltd.	351,050	489,600
6,000	Malaysian Resources Corp. Berhad	20,385	4,431

		1,301,492	1,865,517

	Entertainment — 5.5%
2,800	British Sky Broadcasting Group plc, ADR	50,468	152,628
20,000	Canal+ Groupe	87,983	146,756
4,005	Chestnut Hill Ventures† (a)	241,092	262,629
277,000	Grupo Televisa SA, ADR	5,428,023	6,814,200
25,000	Naspers Ltd., Cl. N	1,096,688	1,412,161
6,000	Regal Entertainment Group, Cl. A	76,930	74,100
20,000	Take-Two Interactive Software Inc.†	179,238	305,600
58,000	The Madison Square Garden Co., Cl. A†	417,901	1,596,740

		7,578,323	10,764,814

	Equipment — 1.3%
11,000	American Tower Corp., Cl. A†	131,710	575,630

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Equipment (Continued)
2,000	Amphenol Corp., Cl. A	$7,794	$107,980
70,000	Corning Inc.	552,779	1,270,500
2,000	Furukawa Electric Co. Ltd.	7,419	8,298
9,000	QUALCOMM Inc.	22,469	511,110

		722,171	2,473,518

	Financial Services — 0.2%
20,298	BCB Holdings Ltd.†	40,659	17,592
20,000	Kinnevik Investment AB, Cl. A	297,398	448,998

		338,057	466,590

	Food and Beverage — 0.2%
3,000	Compass Group plc	21,383	28,937
2,994	Pernod-Ricard SA	190,567	295,110

		211,950	324,047

	Real Estate — 0.0%
2,300	Reading International Inc., Cl. B†	17,551	15,813

	Retail — 0.9%
40,500	Best Buy Co. Inc.	1,348,983	1,272,105
18,000	HSN Inc.†	302,931	592,560

		1,651,914	1,864,665

	Satellite — 5.2%
1,000	Asia Satellite Telecommunications Holdings Ltd.	1,555	2,313
152,000	DIRECTV, Cl. A†	2,362,507	7,724,640
55,000	DISH Network Corp., Cl. A†	908,444	1,686,850
8,000	EchoStar Corp., Cl. A†	101,452	291,440
5,500	Loral Space & Communications Inc.†	390,775	382,085
6,000	PT Indosat Tbk, ADR	58,079	180,450
30	SKY Perfect JSAT Holdings Inc.	15,472	12,353

		3,838,284	10,280,131

	Specialty Chemicals — 1.4%
20,215	The Lubrizol Corp.	2,713,917	2,714,268

	Telecommunications: Long Distance — 1.1%
2,000	AT&T Inc.	53,300	62,820
8,000	Brasil Telecom SA, ADR	229,288	229,280
4,500	Brasil Telecom SA, Cl. C, ADR	56,773	48,510
24,000	Philippine Long Distance Telephone Co., ADR	329,883	1,296,960
87,000	Sprint Nextel Corp.†	529,659	468,930
1,000	Startec Global Communications Corp.† (a)	4,645	2
5,000	Sycamore Networks Inc.	65,125	111,200

		1,268,673	2,217,702

Shares			Cost	Market Value

		Telecommunications: National — 6.2%
5,000		China Telecom Corp. Ltd., ADR	$126,250	$327,250
5,000		China Unicom Hong Kong Ltd., ADR	38,450	101,350
64,000		Deutsche Telekom AG, ADR	828,160	1,000,320
19,000		Elisa Oyj	179,388	409,162
3,000		France Telecom SA, ADR	48,120	63,870
3,305		Hellenic Telecommunications Organization SA	39,578	30,818
40,000		Level 3 Communications Inc.†	51,890	97,600
500		Magyar Telekom Telecommunications plc, ADR	9,650	8,000
5,000		Nippon Telegraph & Telephone Corp.	230,089	240,047
3,000		PT Telekomunikasi Indonesia, ADR	12,340	103,500
6,000		Rostelecom OJSC, ADR	41,408	243,000
28,000		Swisscom AG, ADR	704,879	1,281,280
6,000		Telecom Argentina SA, ADR	5,820	156,360
400,000		Telecom Italia SpA	1,056,181	556,571
120,000		Telefonica SA, ADR	1,163,875	2,938,800
36,000		Telefonos de Mexico SAB de CV, Cl. L, ADR	99,325	594,000
15,000		Telekom Austria AG	200,968	191,421
18,172		TeliaSonera AB	51,070	133,305
2,400		Telstra Corp. Ltd., ADR	30,324	37,464
20,000		tw telecom inc.†	341,155	410,600
58,000		Verizon Communications Inc.	1,998,114	2,159,340
89,000		VimpelCom Ltd., ADR	118,168	1,135,640

			7,375,202	12,219,698

		Telecommunications: Regional — 3.0%
6,803	(b)	Bell Aliant Inc. (a)(c)	107,615	202,584
55,000		Cincinnati Bell Inc.†	235,182	182,600
6,000		NII Holdings Inc.†	243,342	254,280
17,000		Tele Norte Leste Participacoes SA, ADR	225,789	264,180
20,150		Telecomunicacoes de Sao Paulo SA, Preference, ADR	299,091	598,455
59,000		Telephone & Data Systems Inc.	2,316,416	1,833,720
31,000		Telephone & Data Systems Inc., Special Shares	1,349,021	834,830
23,000		TELUS Corp.	422,143	1,266,318
8,000		TELUS Corp., Non-Voting	201,406	420,800

			5,400,005	5,857,767

		Wireless Communications — 4.0%
40,000		America Movil SAB de CV, Cl. L, ADR	292,062	2,155,200
2,513		Grupo Iusacell SA de CV† (a)	9,492	0
240,000		Jasmine International Public Co. Ltd. (a)	5,040	22,809

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	DISTRIBUTION COMPANIES (Continued)
	Wireless Communications (Continued)
13,000	Millicom International Cellular SA, SDR	$1,060,312	$1,356,479
4,000	Nextwave Wireless Inc.†	2,945	1,200
900	NTT DoCoMo Inc.	1,400,085	1,598,658
20,790	Orascom Telecom Holding SAE, GDR† (d)	117,394	71,975
34,000	SK Telecom Co. Ltd., ADR	761,600	635,800
2,500	Tim Participacoes SA, ADR	33,152	123,025
6,000	Turkcell Iletisim Hizmetleri A/S, ADR†	94,058	81,300
31,000	United States Cellular Corp.†	1,174,452	1,501,020
11,000	Vodafone Group plc, ADR	232,258	293,920

		5,182,850	7,841,386

	TOTAL DISTRIBUTION COMPANIES	55,333,487	98,039,380

	COPYRIGHT/CREATIVITY COMPANIES — 33.8%
	Business Services: Advertising — 1.6%
134,000	Clear Channel Outdoor Holdings Inc., Cl. A†	2,057,722	1,701,800
18,000	Harte-Hanks Inc.	132,700	146,160
6,000	Havas SA	28,900	32,028
10,000	JC Decaux SA†	231,338	320,557
2,000	Publicis Groupe	13,971	111,517
99,500	SearchMedia Holdings Ltd.†	589,373	189,050
60,000	The Interpublic Group of Companies Inc.	466,075	750,000

		3,520,079	3,251,112

	Computer Hardware — 0.3%
1,600	Apple Inc.†	253,827	537,072

	Computer Software and Services — 5.6%
78,000	Activision Blizzard Inc.	548,947	911,040
21,500	Alibaba.com Ltd.	37,826	34,260
50,000	eBay Inc.†	1,146,370	1,613,500
87,000	Electronic Arts Inc.†	1,560,591	2,053,200
5,600	Google Inc., Cl. A†	2,515,477	2,835,728
240,000	Yahoo! Inc.†	4,037,748	3,609,600

		9,846,959	11,057,328

	Consumer Products — 0.6%
2,000	Nintendo Co. Ltd.	644,188	374,387
38,000	Nintendo Co. Ltd., ADR	1,281,821	885,400

		1,926,009	1,259,787

	Electronics — 0.5%
3,500	IMAX Corp.†	24,453	113,505
29,000	Intel Corp.	685,375	642,640

Shares		Cost	Market Value

3,115	Koninklijke Philips Electronics NV	$28,166	$79,993
20,000	Zoran Corp.†	123,100	168,000

		861,094	1,004,138

	Entertainment — 14.3%
16,500	Ascent Media Corp., Cl. A†	454,257	874,005
18,000	Crown Media Holdings Inc., Cl. A†	72,747	34,380
20,000	DreamWorks Animation SKG Inc., Cl. A†	481,432	402,000
60,000	GMM Grammy Public Co. Ltd.	45,782	34,174
57,000	Liberty Global Inc., Cl. A†	844,233	2,567,280
57,000	Liberty Global Inc., Cl. C†	811,126	2,433,900
65,000	Liberty Media Corp. - Capital, Cl. A†	995,383	5,573,750
10,000	Liberty Media Corp. - Starz, Cl. A†	44,740	752,400
12,023	Live Nation Entertainment Inc.†	125,162	137,904
17,000	STV Group plc†	13,537	34,651
68,000	Time Warner Inc.	2,181,061	2,473,160
172,000	Universal Entertainment Corp.	3,989,011	5,715,173
53,000	Viacom Inc., Cl. A	1,117,913	3,046,440
3,000	Viacom Inc., Cl. B	65,268	153,000
140,000	Vivendi	3,029,114	3,892,949
1,000	World Wrestling Entertainment Inc., Cl. A	9,043	9,530

		14,279,809	28,134,696

	Hotels and Gaming — 7.0%
75,000	Boyd Gaming Corp.†	467,994	652,500
84,000	Gaylord Entertainment Co.†	1,903,373	2,520,000
4,200	Greek Organization of Football Prognostics SA	45,444	65,475
59,000	International Game Technology	1,431,491	1,037,220
18,000	Interval Leisure Group Inc.†	349,536	246,420
610,000	Ladbrokes plc	3,717,465	1,492,031
48,000	Las Vegas Sands Corp.†	885,802	2,026,080
89,000	Melco Crown Entertainment Ltd., ADR†	623,339	1,136,530
50,000	MGM China Holdings Ltd.†	99,605	92,011
18,000	Penn National Gaming Inc.†	481,248	726,120
6,600	Starwood Hotels & Resorts Worldwide Inc.	141,253	369,864
30,000	Wynn Macau Ltd.	38,825	97,729
23,200	Wynn Resorts Ltd.	685,177	3,330,128

		10,870,552	13,792,108

	Publishing — 3.9%
20,000	Arnoldo Mondadori Editore SpA	63,827	70,652
70,000	Belo Corp., Cl. A†	351,128	527,100
2,833	Golden Books Family Entertainment Inc.† (a)	0	0
80,000	Il Sole 24 Ore SpA†	263,447	135,619

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

Shares		Cost	Market Value

	COMMON STOCKS (Continued)
	COPYRIGHT/CREATIVITY COMPANIES (Continued)
	Publishing (Continued)
800	John Wiley & Sons Inc., Cl. B	$5,693	$40,564
13,000	Meredith Corp.	413,375	404,690
5,263	Nation International Edutainment Public Co. Ltd.	421	865
1,000,000	Nation Multimedia Group Public Co. Ltd.† (a)	84,677	34,500
200,000	News Corp., Cl. A	2,187,436	3,540,000
40,000	News Corp., Cl. B	396,739	723,200
974,000	Post Publishing Public Co. Ltd. (a)	47,100	124,900
4,000	PRIMEDIA Inc.	4,530	28,200
1,000	Scholastic Corp.	16,500	26,600
252,671	Singapore Press Holdings Ltd.	742,032	802,261
600	Spir Communication†	13,551	29,531
10,000	Telegraaf Media Groep NV	185,357	184,025
6,000	The E.W. Scripps Co., Cl. A†	35,180	58,020
19,000	The McGraw-Hill Companies Inc.	658,305	796,290
11,091	United Business Media Ltd.	76,608	99,060
3,000	Wolters Kluwer NV	67,969	66,475

		5,613,875	7,692,552

	TOTAL COPYRIGHT/CREATIVITY COMPANIES	47,172,204	66,728,793

	TOTAL COMMON STOCKS	102,505,691	164,768,173

	RIGHTS — 0.0%
	Health Care — 0.0%
15,000	Sanofi, CVR, expire 12/31/20†	30,150	36,150

	WARRANTS — 0.0%
	Broadcasting — 0.0%
2,250	Granite Broadcasting Corp., Ser. A, expire 06/04/12† (a)	0	0
254	Granite Broadcasting Corp., Ser. B, expire 06/04/12† (a)	0	0
10,244	Media Prima Berhad, expire 12/31/14†	2,145	3,427

		2,145	3,427

Shares		Cost	Market Value

	Business Services: Advertising — 0.0%
99,500	SearchMedia Holdings Ltd., expire 11/19/11†	$206,627	$19,900

	TOTAL WARRANTS	208,772	23,327

Principal Amount

	U.S. GOVERNMENT OBLIGATIONS — 16.4%
$32,434,000	U.S. Treasury Bills, 0.040% to 0.200%††, 07/07/11 to 12/15/11	32,430,192	32,432,541

TOTAL INVESTMENTS — 100.0%		$135,174,805	197,260,191

Notional Amount		Termination Date	Unrealized Depreciation
10,000,000	Interest Rate Swap Agreement	04/04/13	(691,289)

			Market Value

Other Assets and Liabilities (Net)			(1,668,579)

PREFERRED STOCK (791,614 preferred shares outstanding)			(34,775,350)

NET ASSETS — COMMON STOCK (18,100,892 common shares outstanding)			$160,124,973

NET ASSET VALUE PER COMMON SHARE ($160,124,973 ÷ 18,100,892 shares outstanding)			$8.85

(a)	Security fair valued under procedures established by the Board of Directors. The procedures may include reviewing available financial information about the company and reviewing the valuation of comparable securities and other factors on a regular basis. At June 30, 2011, the market value of the fair valued securities amounted to $647,424 or 0.33% of total investments.
(b)	Denoted in units.
(c)	Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. This security may be resold in

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

SCHEDULE OF INVESTMENTS (Continued)

June 30, 2011 (Unaudited)

transactions exempt from registration, normally to qualified institutional buyers. At June 30, 2011, the market value of the Rule 144A security amounted to $202,584 or 0.10% of total investments.
(d)	Security illiquid and purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. At June 30, 2011, the market value of the Regulation S security amounted to $71,975 or 0.04% of total investments, which was valued under methods approved by the Board of Directors as follows:

Acquisition Shares	Issuer	Acquisition Date	Acquisition Cost	06/30/11 Carrying Value Per Unit
20,790	Orascom Telecom Holding SAE, GDR	10/23/09	$117,394	$3.4620

†	Non-income producing security.
††	Represents annualized yield at date of purchase.
ADR	American Depositary Receipt
CPO	Ordinary Participation Certificate
CVR	Contingent Value Right
GDR	Global Depositary Receipt
OJSC	Open Joint Stock Company
SDR	Swedish Depositary Receipt

Geographic Diversification	% of Market Value	Market Value
North America	74.9%	$147,975,349
Europe	9.9	19,536,527
Latin America	5.8	11,433,191
Japan	5.5	10,757,054
Asia/Pacific	3.1	6,073,934
South Africa	0.7	1,412,161
Africa/Middle East	0.1	71,975

Total Investments	100.0%	$197,260,191

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

STATEMENT OF ASSETS AND LIABILITIES

June 30, 2011 (Unaudited)

Assets:
Investments, at value (cost $135,174,805)	$197,260,191
Foreign currency, at value (cost $6,739)	6,827
Dividends receivable	187,028
Deferred offering expense	38,580
Prepaid expense	2,300

Total Assets	197,494,926

Liabilities:
Payable to custodian	27,453
Deferred tax liability(a)	50,244
Distributions payable	13,271
Payable for investment advisory fees	301,164
Payable for accounting fees	7,500
Payable for payroll expenses	2,735
Payable for legal fees	932,435
Payable for audit fees	38,059
Unrealized depreciation on swap contracts	691,289
Payable for rights offering expenses	313,489
Other accrued expenses	216,964

Total Liabilities	2,594,603

Preferred Stock:
Series B Cumulative Preferred Stock (6.000%, $25 liquidation value, $0.001 par value, 1,000,000 shares authorized with 791,014 shares issued and outstanding)	19,775,350
Series C Cumulative Preferred Stock (Auction Rate, $25,000 liquidation value, $0.001 par value, 1,000 shares authorized with 600 shares issued and outstanding)	15,000,000

Total Preferred Stock	34,775,350

Net Assets Attributable to Common Shareholders	$160,124,973

Net Assets Attributable to Common Shareholders Consist of:
Paid-in capital	$121,397,485
Accumulated distributions in excess of net investment loss	(666,276)
Accumulated net realized loss on investments, swap contracts, and foreign currency transactions	(21,953,922)
Net unrealized appreciation on investments	62,035,142
Net unrealized depreciation on swap contracts	(691,289)
Net unrealized appreciation on foreign currency translations	3,833

Net Assets	$160,124,973

Net Asset Value per Common Share:
($160,124,973 ÷ 18,100,892 shares outstanding at $0.001 par value; 196,750,000 shares authorized)	$8.85

STATEMENT OF OPERATIONS

For the Six Months Ended June 30, 2011 (Unaudited)

Investment Income:
Dividends (net of foreign withholding taxes of $185,574)	$1,621,597
Interest	7,179

Total Investment Income	1,628,776

Expenses:
Investment advisory fees	867,314
Legal fees	996,500
Shareholder communications expenses	142,565
Shareholder services fees	43,620
Directors’ fees	36,399
Payroll expenses	34,937
Custodian fees	31,495
Audit fees	24,246
Accounting fees	22,500
Auction agent fees	18,720
Interest expense	146
Miscellaneous expenses	42,066

Total Expenses	2,260,508

Less:
Custodian fee credits	(3)

Net Expenses	2,260,505

Net Investment Loss	(631,729)

Net Realized and Change in Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency:
Net realized gain on investments	4,678,508
Net realized loss on swap contracts	(205,775)
Net realized loss on foreign currency transactions	(1,424)

Net realized gain on investments, swap contracts, and foreign currency transactions	4,471,309

Net change in unrealized appreciation on investments(a)	7,577,617
Net change in unrealized appreciation on swap contracts	111,818
Net change in unrealized appreciation on foreign currency translations	1,711

Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	7,691,146

Net Realized and Change in Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency	12,162,455

Net Increase in Net Assets Resulting from Operations	11,530,726

Total Distributions to Preferred Shareholders	(604,364)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	$10,926,362

(a)	Net of change in deferred Thailand capital gains tax of $50,244.

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

STATEMENT OF CHANGES IN NET ASSETS ATTRIBUTABLE TO COMMON SHAREHOLDERS

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
Operations:
Net investment loss	$(631,729)		$(1,000,839)
Net realized gain on investments, swap contracts, and foreign currency transactions	4,471,309		2,133,907
Net change in unrealized appreciation on investments, swap contracts, and foreign currency translations	7,691,146		27,956,384

Net Increase in Net Assets Resulting from Operations	11,530,726		29,089,452

Distributions to Preferred Shareholders:
Net investment income	(6,044	)*	(1,229,368)
Net realized long-term gain	(598,320	)*	—

Total Distributions to Preferred Shareholders	(604,364)		(1,229,368)

Net Increase in Net Assets Attributable to Common Shareholders Resulting from Operations	10,926,362		27,860,084

Distributions to Common Shareholders:
Net investment income	(63,353	)*	(952,685)
Net realized long-term gain	(3,484,422	)*	—
Return of capital	(2,787,538	)*	(7,198,350)

Total Distributions to Common Shareholders	(6,335,313)		(8,151,035)

Fund Share Transactions:
Net increase in net assets from common shares issued in rights offering	31,676,561		—
Offering costs for common shares charged to paid-in capital	(600,000)		—
Net decrease from repurchase of common shares	—		(1,637,367)
Net increase in net assets attributable to common shareholders from repurchase of preferred shares	—		49

Net Increase/(Decrease) in Net Assets from Fund Share Transactions	31,076,561		(1,637,318)

Net Increase in Net Assets Attributable to Common Shareholders	35,667,610		18,071,731
Net Assets Attributable to Common Shareholders:
Beginning of period	124,457,363		106,385,632

End of period (including undistributed net investment income of $0 and $34,850, respectively)	$160,124,973		$124,457,363

*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

FINANCIAL HIGHLIGHTS

Selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007		2006
Operating Performance:
Net asset value, beginning of period	$9.17		$7.70	$5.40	$14.39	$14.09		$11.77

Net investment income/(loss)	(0.03)		(0.07)	0.05	0.14	0.10		0.29
Net realized and unrealized gain/(loss) on investments, swap contracts, and foreign currency transactions	0.95		2.22	2.33	(8.41)	1.15		2.85

Total from investment operations	0.92		2.15	2.38	(8.27)	1.25		3.14

Distributions to Preferred Shareholders: (a)
Net investment income	(0.00	)*(f)	(0.09)	(0.02)	(0.13)	(0.02)		(0.07)
Net realized gain	(0.04	)*	—	—	—	(0.18)		(0.12)
Return of capital	—		—	(0.07)	(0.03)	—		—

Total distributions to preferred shareholders	(0.04)		(0.09)	(0.09)	(0.16)	(0.20)		(0.19)

Net Increase/(Decrease) in Net Assets Attributable to Common Shareholders Resulting from Operations	0.88		2.06	2.29	(8.43)	1.05		2.95

Distributions to Common Shareholders:
Net investment income	(0.00	)*(f)	(0.07)	—	—	(0.08)		(0.23)
Net realized gain	(0.22	)*	—	—	—	(0.67)		(0.40)
Return of capital	(0.18	)*	(0.53)	—	(0.57)	(0.00	)(f)	—

Total distributions to common shareholders	(0.40)		(0.60)	—	(0.57)	(0.75)		(0.63)

Fund Share Transactions:
Decrease in net asset value from common shares issued in rights offering	(0.76)		—	—	—	—		—
Increase in net asset value from repurchase of common shares	—		0.01	0.01	0.00 (f)	0.00	(f)	0.00 (f)
Increase in net asset value from repurchase of preferred shares	—		0.00 (f)	0.00 (f)	0.01	—		—
Offering costs for issuance of rights charged to paid-in capital	(0.04)		—	—	—	—		—

Total fund share transactions	(0.80)		0.01	0.01	0.01	0.00	(f)	0.00 (f)

Net Asset Value Attributable to Common Shareholders, End of Period	$8.85		$9.17	$7.70	$5.40	$14.39		$14.09

NAV total return †	9.91%		28.76%	42.59%	(59.40)%	8.03%		26.65%

Market value, end of period	$7.97		$8.21	$6.63	$4.45	$12.89		$12.27

Investment total return ††	6.51%		33.88%	48.99%	(62.65)%	11.13%		27.89%

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

FINANCIAL HIGHLIGHTS (Continued)

Selected data for a share outstanding throughout each period:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31,
			2010	2009	2008	2007	2006
Ratios to Average Net Assets and Supplemental Data:
Net assets including liquidation value of preferred shares, end of period (in 000’s)	$194,900		$159,232	$141,164	$122,401	$251,334	$247,412
Net assets attributable to common shares, end of period (in 000’s)	$160,125		$124,457	$106,386	$75,619	$201,506	$197,584
Ratio of net investment income/(loss) to average net assets attributable to common shares before preferred share distributions	(0.91	)%(g)	(0.89)%	0.88%	1.40%	0.46%	2.17%
Ratio of operating expenses to average net assets attributable to common shares before fees waived	3.26	%(g)	3.19%	2.46%	1.89%	—	—
Ratio of operating expenses to average net assets attributable to common shares net of advisory fee reduction, if any (b)	3.26	%(g)	3.19%	2.43%	1.54%	1.62%	1.79%
Ratio of operating expenses to average net assets including liquidation value of preferred shares before fees waived	2.61	%(g)	2.44%	1.70%	1.40%	—	—
Ratio of operating expenses to average net assets including liquidation value of preferred shares net of advisory fee reduction, if any (b)	2.61	%(g)	2.44%	1.68%	1.14%	1.32%	1.39%
Portfolio turnover rate †††	8.0%		9.4%	9.6%	14.5%	14.5%	9.8%

Preferred Stock:
6.00% Series B Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$19,775		$19,775	$19,778	$24,281	$24,828	$24,828
Total shares outstanding (in 000’s)	791		791	791	971	993	993
Liquidation preference per share	$25.00		$25.00	$25.00	$25.00	$25.00	$25.00
Average market value (c)	$25.21		$25.07	$23.53	$22.59	$24.14	$24.12
Asset coverage per share	$140.11		$114.47	$101.48	$65.41	$126.10	$124.13
Series C Auction Rate Cumulative Preferred Stock
Liquidation value, end of period (in 000’s)	$15,000		$15,000	$15,000	$22,500	$25,000	$25,000
Total shares outstanding (in 000’s)	1		1	1	1	1	1
Liquidation preference per share	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Average market value (d)	$25,000		$25,000	$25,000	$25,000	$25,000	$25,000
Asset coverage per share	$140,114		$114,472	$101,475	$65,411	$126,101	$124,134
Asset coverage (e)	560%		458%	406%	262%	504%	497%

†	Based on net asset value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
††	Based on market value per share, adjusted for reinvestment of distributions at prices determined under the Fund’s dividend reinvestment plan. Total return for a period of less than one year is not annualized.
†††	Effective in 2008, a change in accounting policy was adopted with regard to the calculation of the portfolio turnover rate to include cash proceeds due to mergers. Had this policy been adopted retroactively, the portfolio turnover rate for the years ended December 31, 2007 and 2006 would have been 14.8% and 16.5%, respectively.
*	Based on year to date book income. Amounts are subject to change and recharacterization at year end.
(a)	Calculated based upon average common shares outstanding on the record dates throughout the year.
(b)	For the six months ended June 30, 2011, and the years ended December 31, 2010, 2008, 2007, and 2006, the effect of the Custodian Fee Credits was minimal. For the year ended December 31, 2009, there were no Custodian Fee Credits.
(c)	Based on weekly prices.
(d)	Based on weekly auction prices. Since February 2008, the weekly auctions have failed. Holders that have submitted orders have not been able to sell any or all of their stock in the auction.
(e)	Asset coverage is calculated by combining all series of preferred stock.
(f)	Amount represents less than $0.005 per share.
(g)	Annualized.

See accompanying notes to financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Unaudited)

1.  Organization.  The Gabelli Global Multimedia Trust Inc. (the “Fund”) is a non-diversified closed-end management investment company organized as a Maryland corporation on March 31, 1994 and registered under the Investment Company Act of 1940, as amended (the “1940 Act”). The Fund commenced investment operations on November 15, 1994.

The Fund’s investment objective is long-term growth of capital. The Fund will invest at least 80% of its assets, under normal market conditions, in common stock and other securities, including convertible securities, preferred stock, options, and warrants of companies in the telecommunications, media, publishing, and entertainment industries (the “80% Policy”). The 80% Policy may be changed without shareholder approval. The Fund will provide shareholders with notice at least sixty days prior to the implementation of any change in the 80% Policy.

2.  Significant Accounting Policies.  The Fund’s financial statements are prepared in accordance with U.S. Generally Accepted Accounting Principles (“GAAP”), which may require the use of management estimates and assumptions. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Fund in the preparation of its financial statements.

Security Valuation.  Portfolio securities listed or traded on a nationally recognized securities exchange or traded in the U.S. over-the-counter market for which market quotations are readily available are valued at the last quoted sale price or a market’s official closing price as of the close of business on the day the securities are being valued. If there were no sales that day, the security is valued at the average of the closing bid and asked prices or, if there were no asked prices quoted on that day, then the security is valued at the closing bid price on that day. If no bid or asked prices are quoted on such day, the security is valued at the most recently available price or, if the Board of Directors (the “Board”) so determines, by such other method as the Board shall determine in good faith to reflect its fair market value. Portfolio securities traded on more than one national securities exchange or market are valued according to the broadest and most representative market, as determined by Gabelli Funds, LLC (the “Adviser”).

Portfolio securities primarily traded on a foreign market are generally valued at the preceding closing values of such securities on the relevant market, but may be fair valued pursuant to procedures established by the Board if market conditions change significantly after the close of the foreign market, but prior to the close of business on the day the securities are being valued. Debt instruments with remaining maturities of sixty days or less that are not credit impaired are valued at amortized cost, unless the Board determines such amount does not reflect the securities’ fair value, in which case these securities will be fair valued as determined by the Board. Debt instruments having a maturity greater than sixty days for which market quotations are readily available are valued at the average of the latest bid and asked prices. If there were no asked prices quoted on such day, the security is valued using the closing bid price. U.S. government obligations with maturities greater than sixty days are normally valued using a model that incorporates market observable data such as reported sales of similar securities, broker quotes, yields, bids, offers, and reference data. Certain securities are valued principally using dealer quotations. Futures contracts are valued at the closing settlement price of the exchange or board of trade on which the applicable contract is traded.

Securities and assets for which market quotations are not readily available are fair valued as determined by the Board. Fair valuation methodologies and procedures may include, but are not limited to: analysis and review of available financial and nonfinancial information about the company; comparisons with the valuation and changes in valuation of similar securities, including a comparison of foreign securities with the equivalent U.S. dollar value ADR securities at the close of the U.S. exchange; and evaluation of any other information that could be indicative of the value of the security.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The inputs and valuation techniques used to measure fair value of the Fund’s investments are summarized into three levels as described in the hierarchy below:

•	Level 1 – quoted prices in active markets for identical securities;

•	Level 2 – other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speeds, credit risk, etc.); and

•	Level 3 – significant unobservable inputs (including the Fund’s determinations as to the fair value of investments).

A financial instrument’s level within the fair value hierarchy is based on the lowest level of any input both individually and in the aggregate that is significant to the fair value measurement. The inputs or methodology used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The summary of the Fund’s investments in securities and other financial instruments by inputs used to value the Fund’s investments as of June 30, 2011 is as follows:

	Valuation Inputs
	Level 1 Quoted Prices	Level 2 Other Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total Market Value at 6/30/11
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
DISTRIBUTION COMPANIES
Entertainment	$10,502,185	—	$262,629	$10,764,814
Telecommunications: Long Distance	2,217,700	—	2	2,217,702
Wireless Communications	7,818,577	$22,809	0	7,841,386
Other Industries (a)	77,215,478	—	—	77,215,478
COPYRIGHT/CREATIVITY COMPANIES
Publishing	7,533,152	159,400	0	7,692,552
Other Industries (a)	59,036,241	—	—	59,036,241
Total Common Shares	164,323,333	182,209	262,631	164,768,173
Rights (a)	36,150			36,150
Warrants:
Broadcasting	3,427	—	0	3,427
Business Services: Advertising	19,900	—	—	19,900
Total Warrants	23,327	—	0	23,327
U.S. Government Obligations	—	32,432,541	—	32,432,541
TOTAL INVESTMENTS IN SECURITIES – ASSETS	$164,382,810	$32,614,750	$262,631	$197,260,191
OTHER FINANCIAL INSTRUMENTS: LIABILITIES (Unrealized Depreciation):
INTEREST RATE CONTRACT:
Interest Rate Swap Agreement	$—	$(691,289)	$—	$(691,289)

(a)	Please refer to the Schedule of Investments (“SOI”) for the industry classifications of these portfolio holdings.

The Fund did not have significant transfers between Level 1 and Level 2 during the six months ended June 30, 2011.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The following table reconciles Level 3 investments for which significant unobservable inputs were used to determine fair value:

	Balance as of 12/31/10	Accrued discounts/ (premiums)	Realized gain/ (loss)	Change in unrealized appreciation/ depreciation†	Purchases	Sales	Transfers into Level 3††	Transfers out of Level 3††	Balance as of 6/30/11	Net change in unrealized appreciation/ depreciation during the period on Level 3 investments held at 6/30/11†
INVESTMENTS IN SECURITIES:
ASSETS (Market Value):
Common Stocks:
Distribution Companies
Entertainment	$182,428	$—	$—	$80,201	$—	$—	$—	$—	$262,629	$80,201
Telecommunications: Long Distance	2	—	—	—	—	—	—	—	2	—
Wireless Communications	0	—	—	—	—	—	—	—	0	—
Copyright/Creativity Companies
Publishing	0	—	—	—	—	—	—	—	0	—
Total Common Stocks	182,430	—	—	80,201	—	—	—	—	262,631	80,201
Warrants	0	—	—	—	—	—	—	(0)	0	—
TOTAL INVESTMENTS IN SECURITIES	$182,430	$—	$—	$80,201	$—	$—	$—	$(0)	$262,631	$80,201

†	Net change in unrealized appreciation/depreciation on investments is included in the related amounts in the Statement of Operations.
††	The Fund’s policy is to recognize transfers into and transfers out of Level 3 as of the beginning of the reporting period.

In January 2010, the Financial Accounting Standards Board (“FASB”) issued amended guidance to improve disclosure about fair value measurements which requires additional disclosures about transfers between Levels 1 and 2 and separate disclosures about purchases, sales, issuances, and settlements in the reconciliation of fair value measurements using significant unobservable inputs (Level 3). The FASB also clarified existing disclosure requirements relating to the levels of disaggregation of fair value measurement and inputs and valuation techniques used to measure fair value. Management has adopted the amended guidance and determined that there was no material impact to the Fund’s financial statements except for additional disclosures made in the notes.

In May 2011, the FASB issued Accounting Standards Update (“ASU”) No. 2011-04 “Amendments to Achieve Common Fair Value Measurement and Disclosure Requirements in GAAP and International Financial Reporting Standards (“”).” ASU 2011-04 includes common requirements for measurement of and disclosure about fair value between GAAP and IFRS. ASU 2011-04 will require reporting entities to disclose the following information for fair value measurements categorized within Level 3 of the fair value hierarchy: quantitative information about the unobservable inputs used in the fair value measurement, the valuation processes used by the reporting entity, and a narrative description of the sensitivity of the fair value measurement to changes in unobservable inputs and the interrelationships between those unobservable inputs. In addition, ASU 2011-04 will require reporting entities to make disclosures about amounts and reasons for all transfers into and out of Level 1 and Level 2 fair value measurements. The new and revised disclosures are effective for interim and annual reporting periods beginning after December 15, 2011. At this time, management is evaluating the implications of ASU No. 2011-04 and its impact on the financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Derivative Financial Instruments.

The Fund may engage in various portfolio investment strategies by investing in a number of derivative financial instruments for the purposes of hedging or protecting its exposure to interest rate movements and movements in the securities markets, hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase, or hedging against a specific transaction with respect to either the currency in which the transaction is denominated or another currency. Investing in certain derivative financial instruments, including participation in the options, futures, or swap markets, entails certain execution, liquidity, hedging, tax, and securities, interest, credit, or currency market risks. Losses may arise if the Adviser’s prediction of movements in the direction of the securities, foreign currency, and interest rate markets is inaccurate. Losses may also arise if the counterparty does not perform its duties under a contract, or that, in the event of default, the Fund may be delayed in or prevented from obtaining payments or other contractual remedies owed to it under derivative contracts. The creditworthiness of the counterparties is closely monitored in order to minimize these risks. Participation in derivative transactions involves investment risks, transaction costs, and potential losses to which the Fund would not be subject absent the use of these strategies. The consequences of these risks, transaction costs, and losses may have a negative impact on the Fund’s ability to pay distributions.

The Fund’s derivative contracts held at June 30, 2011, if any, are not accounted for as hedging instruments under GAAP and are disclosed in the Schedule of Investments together with the related counterparty.

Swap Agreements.  The Fund may enter into interest rate swap or cap transactions for the purpose of hedging or protecting its exposure to interest rate movements and movements in the securities markets. The use of swaps is a highly specialized activity that involves investment techniques and risks different from those associated with ordinary portfolio security transactions. In an interest rate swap, the Fund would agree to pay periodically to the other party (which is known as the “counterparty”) a fixed rate payment in exchange for the counterparty agreeing to pay to the Fund periodically a variable rate payment that is intended to approximate the Fund’s variable rate payment obligation on the Series C Auction Rate Cumulative Preferred Stock (“Series C Stock”). In an interest rate cap, the Fund would pay a premium to the counterparty and, to the extent that a specified variable rate index exceeds a predetermined fixed rate, would receive from that counterparty payments of the difference based on the notional amount of such cap. Swaps and cap transactions introduce additional risk because the Fund would remain obligated to pay preferred stock dividends when due in accordance with the Articles Supplementary even if the counterparty defaulted. In a contract for difference swap, a set of future cash flows is exchanged between two counterparties. One of these cash flow streams will typically be based on a reference interest rate combined with the performance of a notional value of shares of a stock. The other will be based on the performance of the shares of a stock. Depending on the general state of short-term interest rates and the returns on the Fund’s portfolio securities at the time a contract for difference swap transaction reaches its scheduled termination date, there is a risk that the Fund will not be able to obtain a replacement transaction or that the terms of the replacement will not be as favorable as on the expiring transaction.

Unrealized gains related to swaps are reported as an asset and unrealized losses are reported as a liability in the Statement of Assets and Liabilities. The change in value of swaps, including the accrual of periodic amounts of interest to be received or paid on swaps, is reported as unrealized gain or loss in the Statement of Operations. A realized gain or loss is recorded upon receipt or payment of a periodic payment or termination of swap agreements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

The Fund has entered into an interest rate swap agreement with Citibank N.A. Under the agreement, the Fund receives a floating rate of interest and pays a respective fixed rate of interest on the nominal value of the swap. Details of the swap at June 30, 2011 are reflected within the Schedule of Investments and further details are as follows:

Notional Amount	Fixed Rate	Floating Rate* (rate reset monthly)	Termination Date	Net Unrealized Depreciation
$10,000,000	4.32000%	0.19018%	4/04/13	$(691,289)

*	Based on LIBOR (London Interbank Offered Rate).

Current notional amounts are an indicator of the average volume of the Fund’s derivative activities during the six months ended June 30, 2011.

As of June 30, 2011, the value of interest rate swap agreements can be found in the Statement of Assets and Liabilities under Liabilities, Unrealized depreciation on swap contracts. For the six months ended June 30, 2011, the effect of interest rate swap agreements can be found in the Statement of Operations under Net Realized and Change in Unrealized Gain/(Loss) on Investments, Swap Contracts, and Foreign Currency, Net realized loss on swap contracts and Net change in unrealized appreciation on swap contracts.

Futures Contracts.  The Fund may engage in futures contracts for the purpose of hedging against changes in the value of its portfolio securities and in the value of securities it intends to purchase. Upon entering into a futures contract, the Fund is required to deposit with the broker an amount of cash or cash equivalents equal to a certain percentage of the contract amount. This is known as the “initial margin.” Subsequent payments (“variation margin”) are made or received by the Fund each day, depending on the daily fluctuations in the value of the contract, and are included in unrealized appreciation/depreciation on investments and futures contracts. The Fund recognizes a realized gain or loss when the contract is closed.

There are several risks in connection with the use of futures contracts as a hedging instrument. The change in value of futures contracts primarily corresponds with the value of their underlying instruments, which may not correlate with the change in value of the hedged investments. In addition, there is the risk that the Fund may not be able to enter into a closing transaction because of an illiquid secondary market. During the six months ended June 30, 2011, the Fund held no investments in futures contracts.

Forward Foreign Exchange Contracts.  The Fund may engage in forward foreign exchange contracts for the purpose of hedging a specific transaction with respect to either the currency in which the transaction is denominated or another currency as deemed appropriate by the Adviser. Forward foreign exchange contracts are valued at the forward rate and are marked-to-market daily. The change in market value is included in unrealized appreciation/depreciation on foreign currency translations. When the contract is closed, the Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed.

The use of forward foreign exchange contracts does not eliminate fluctuations in the underlying prices of the Fund’s portfolio securities, but it does establish a rate of exchange that can be achieved in the future. Although forward foreign exchange contracts limit the risk of loss due to a decline in the value of the hedged currency, they also limit any potential gain that might result should the value of the currency increase. In addition, the Fund could be exposed to risks if the counterparties to the contracts are unable to meet the terms of their contracts. During the six months ended June 30, 2011, the Fund held no investments in forward foreign exchange contracts.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Repurchase Agreements.  The Fund may enter into repurchase agreements with primary government securities dealers recognized by the Federal Reserve Board, with member banks of the Federal Reserve System, or with other brokers or dealers that meet credit guidelines established by the Adviser and reviewed by the Board. Under the terms of a typical repurchase agreement, the Fund takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the Fund to resell, the obligation at an agreed-upon price and time, thereby determining the yield during the Fund’s holding period. It is the policy of the Fund to receive and maintain securities as collateral whose market value is not less than their repurchase price. The Fund will make payment for such securities only upon physical delivery or upon evidence of book entry transfer of the collateral to the account of the custodian. To the extent that any repurchase transaction exceeds one business day, the value of the collateral is marked-to-market on a daily basis to maintain the adequacy of the collateral. If the seller defaults and the value of the collateral declines or if bankruptcy proceedings are commenced with respect to the seller of the security, realization of the collateral by the Fund may be delayed or limited. At June 30, 2011, the Fund held no investments in repurchase agreements.

Foreign Currency Translations.  The books and records of the Fund are maintained in U.S. dollars. Foreign currencies, investments, and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities, income, and expenses are translated at the exchange rate prevailing on the respective dates of such transactions. Unrealized gains and losses that result from changes in foreign exchange rates and/or changes in market prices of securities have been included in unrealized appreciation/depreciation on investments and foreign currency translations. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date on investment securities transactions, foreign currency transactions, and the difference between the amounts of interest and dividends recorded on the books of the Fund and the amounts actually received. The portion of foreign currency gains and losses related to fluctuation in exchange rates between the initial purchase trade date and subsequent sale trade date is included in realized gain/(loss) on investments.

Foreign Securities.  The Fund may directly purchase securities of foreign issuers. Investing in securities of foreign issuers involves special risks not typically associated with investing in securities of U.S. issuers. The risks include possible revaluation of currencies, the inability to repatriate funds, less complete financial information about companies, and possible future adverse political and economic developments. Moreover, securities of many foreign issuers and their markets may be less liquid and their prices more volatile than securities of comparable U.S. issuers.

Foreign Taxes.  The Fund may be subject to foreign taxes on income, gains on investments, or currency repatriation, a portion of which may be recoverable. The Fund will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which it invests.

Restricted and Illiquid Securities.  The Fund may invest up to 15% of its net assets in securities for which the markets are illiquid. Illiquid securities include securities the disposition of which is subject to substantial legal or contractual restrictions. The sale of illiquid securities often requires more time and results in higher brokerage charges or dealer discounts and other selling expenses than does the sale of securities eligible for trading on national securities exchanges or in the over-the-counter markets. Restricted securities may sell at a price lower than similar securities that are not subject to restrictions on resale. Securities freely saleable among qualified institutional investors under special rules adopted by the SEC may be treated as liquid if they satisfy liquidity standards established by the Board. The continued liquidity of such securities is not as well assured as that of publicly traded securities, and accordingly the Board will monitor their liquidity. For the restricted and illiquid securities the Fund held as of June 30, 2011, refer to the Schedule of Investments.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Securities Transactions and Investment Income.  Securities transactions are accounted for on the trade date with realized gain or loss on investments determined by using the identified cost method. Interest income (including amortization of premium and accretion of discount) is recorded on the accrual basis. Premiums and discounts on debt securities are amortized using the effective yield to maturity method. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities that are recorded as soon after the ex-dividend date as the Fund becomes aware of such dividends.

Custodian Fee Credits and Interest Expense.  When cash balances are maintained in the custody account, the Fund receives credits which are used to offset custodian fees. The gross expenses paid under the custody arrangement are included in custodian fees in the Statement of Operations with the corresponding expense offset, if any, shown as “Custodian fee credits.” When cash balances are overdrawn, the Fund is charged an overdraft fee equal to 2.00% above the federal funds rate on outstanding balances. This amount, if any, would be included in “interest expense” in the Statement of Operations.

Distributions to Shareholders.  Distributions to common shareholders are recorded on the ex-dividend date. Distributions to shareholders are based on income and capital gains as determined in accordance with federal income tax regulations, which may differ from income and capital gains as determined under GAAP. These differences are primarily due to differing treatments of income and gains on various investment securities and foreign currency transactions held by the Fund, timing differences, and differing characterizations of distributions made by the Fund. Distributions from net investment income for federal income tax purposes include net realized gains on foreign currency transactions. These book/tax differences are either temporary or permanent in nature. To the extent these differences are permanent, adjustments are made to the appropriate capital accounts in the period when the differences arise. These reclassifications have no impact on the NAV of the Fund.

Distributions to shareholders of the Fund’s 6.00% Series B Cumulative Preferred Stock and Series C Auction Rate Cumulative Preferred Stock (“Cumulative Preferred Stock”) are accrued on a daily basis and are determined as described in Note 5.

In June 2010, the Fund reinstituted a fixed distribution policy that was not in effect during 2009. Under the policy, the Fund declares and pays quarterly distributions. The actual source of the distribution is determined after the end of the calendar year. To the extent such distributions are made from current earnings and profits, they are considered ordinary income or long-term capital gains. The Fund’s current distribution policy may restrict the Fund’s ability to pay out all of its net realized long-term capital gains as a Capital Gain Dividend. Distributions sourced from paid-in capital should not be considered the current yield or the total return from an investment in the Fund.

The tax character of distributions paid during the year ended December 31, 2010 was as follows:

	Common	Preferred
Distributions paid from:
Ordinary income	$952,685	$1,229,368
Return of capital	7,198,350	—

Total distributions paid	$8,151,035	$1,229,368

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Provision for Income Taxes.  The Fund intends to continue to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”). It is the policy of the Fund to comply with the requirements of the Code applicable to regulated investment companies and to distribute substantially all of its net investment company taxable income and net capital gains. Therefore, no provision for federal income taxes is required.

As of December 31, 2010, the components of accumulated earnings/losses on a tax basis were as follows:

Accumulated capital loss carryforwards	$(16,202,530)
Net unrealized appreciation on investments	48,338,343
Net unrealized depreciation on swap contracts and foreign currency translations	(816,193)
Other temporary differences*	29,281

Total	$31,348,901

*	Other temporary differences are primarily due to adjustments on distribution payables and swap contract adjustments.

At December 31, 2010, the Fund had net capital loss carryforwards for federal income tax purposes of $16,202,530 which are available to reduce future required distributions of net capital gains to shareholders. $2,832,686 of the loss carryforward is available through 2016; and $13,369,844 is available through 2017.

Under the recently enacted Regulated Investment Company Modernization Act of 2010, the Fund will be permitted to carryforward capital losses incurred in taxable years beginning after December 22, 2011 for an unlimited period. In addition, these losses must be utilized prior to the losses incurred in pre-enactment taxable years. As a result of the rule, pre-enactment capital loss carryforwards may have an increased likelihood of expiring unused. Additionally, post-enactment capital losses that are carried forward will retain their character as either short-term or long-term capital losses rather than being considered all short-term as under previous law.

The following summarizes the tax cost of investments and the related net unrealized appreciation at June 30, 2011:

	Cost	Gross Unrealized Appreciation	Gross Unrealized Depreciation	Net Unrealized Appreciation
Investments	$138,785,608	$70,863,129	$(12,388,546)	$58,474,583

The Fund is required to evaluate tax positions taken or expected to be taken in the course of preparing the Fund’s tax returns to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Income tax and related interest and penalties would be recognized by the Fund as tax expense in the Statement of Operations if the tax positions were deemed not to meet the more-likely-than-not threshold. For the six months ended June 30, 2011, the Fund did not incur any income tax, interest, or penalties. As of June 30, 2011, the Adviser has reviewed all open tax years and concluded that there was no impact to the Fund’s net assets or results of operations. Tax years ended December 31, 2007 through December 31, 2010 remain subject to examination by the Internal Revenue Service and state taxing authorities. On an ongoing basis, the Adviser will monitor the Fund’s tax positions to determine if adjustments to this conclusion are necessary.

3.  Agreements and Transactions with Affiliates.  The Fund has entered into an investment advisory agreement (the “Advisory Agreement”) with the Adviser which provides that the Fund will pay the Adviser a fee, computed weekly and paid monthly, equal on an annual basis to 1.00% of the value of the Fund’s average weekly net assets including the liquidation value of preferred stock. In accordance with the Advisory Agreement, the Adviser provides a continuous investment program for the Fund’s portfolio and oversees the administration of all aspects of the Fund’s business and

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

affairs. The Adviser has agreed to reduce the management fee on the incremental assets attributable to the Cumulative Preferred Stock if the total return of the NAV of the common shares of the Fund, including distributions and advisory fee subject to reduction, does not exceed the stated dividend rate or corresponding swap rate of each particular series of the Cumulative Preferred Stock for the year.

The Fund’s total return on the NAV of the common shares is monitored on a monthly basis to assess whether the total return on the NAV of the common shares exceeds the stated dividend rate or corresponding swap rate of each particular series of Cumulative Preferred Stock for the period. For the six months ended June 30, 2011, the Fund’s total return on the NAV of the common shares exceeded the stated dividend rate or net swap expense of the outstanding Preferred Stock. Thus, advisory fees were accrued on the assets attributable to all Preferred Stock.

During the six months ended June 30, 2011, the Fund paid brokerage commissions on security trades of $12,876 to Gabelli & Company, Inc. (“Gabelli & Co.”), an affiliate of the Adviser.

The cost of calculating the Fund’s NAV per share is a Fund expense pursuant to the Advisory Agreement between the Fund and the Adviser. During the six months ended June 30, 2011, the Fund paid or accrued $22,500 to the Adviser in connection with the cost of computing the Fund’s NAV.

As per the approval of the Board, the Fund compensates officers of the Fund, who are employed by the Fund and are not employed by the Adviser (although officers may receive incentive based variable compensation from affiliates of the Adviser) and pays its allocated portion of the cost of the Fund’s Chief Compliance Officer. For the six months ended June 30, 2011 the Fund paid or accrued $34,937 in payroll expenses in the Statement of Operations.

The Fund pays each Director who is not considered an affiliated person an annual retainer of $6,000 plus $500 for each Board meeting attended and each Director is reimbursed by the Fund for any out of pocket expenses incurred in attending meetings. All Board committee members receive $1,000 per meeting attended, the Audit Committee Chairman receives an annual fee of $3,000, the Nominating Committee Chairman receives an annual fee of $2,000, and the Lead Director receives an annual fee of $2,000. A Director may receive a single meeting fee, allocated among the participating funds, for participation in certain meetings held on behalf of multiple funds. Directors who are directors or employees of the Adviser or an affiliated company receive no compensation or expense reimbursement from the Fund.

4.  Portfolio Securities.  Purchases and sales of securities for the six months ended June 30, 2011, other than short-term securities and U.S. Government obligations, aggregated $12,856,798 and $14,466,613, respectively.

5.  Capital.  The charter permits the Fund to issue 196,750,000 shares of common stock (par value $0.001). The Board has authorized the repurchase of up to 1,950,000 shares on the open market when the shares are trading at a discount of 5% or more (or such other percentage as the Board may determine from time to time) from the NAV of the shares. During the six months ended June 30, 2011, the Fund did not repurchase any shares of common stock.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

Transactions in common stock were as follows:

	Six Months Ended June 30, 2011 (Unaudited)		Year Ended December 31, 2010
	Shares	Amount	Shares	Amount
Net increase in net assets from common shares issued in rights offering	4,525,223	$31,676,561	—	$—
Net decrease from repurchase of common shares	—	—	(235,084)	(1,637,367)

Net Increase/(Decrease)	4,525,223	$31,676,561	(235,084)	$(1,637,367)

The Fund’s Articles of Incorporation authorize the issuance of up to 2,000,000 shares of $0.001 par value Preferred Stock. The Preferred Stock is senior to the common stock and results in the financial leveraging of the common stock. Such leveraging tends to magnify both the risks and opportunities to common shareholders. Dividends on shares of the Preferred Stock are cumulative. The Fund is required by the 1940 Act and by the Articles Supplementary to meet certain asset coverage tests with respect to the Cumulative Preferred Stock. If the Fund fails to meet these requirements and does not correct such failure, the Fund may be required to redeem, in part or in full, the 6.00% Series B and Series C Auction Rate Cumulative Preferred Stock at redemption prices of $25.00 and $25,000, respectively, per share plus an amount equal to the accumulated and unpaid dividends whether or not declared on such shares in order to meet these requirements. Additionally, failure to meet the foregoing asset coverage requirements could restrict the Fund’s ability to pay dividends to common shareholders and could lead to sales of portfolio securities at inopportune times. The income received on the Fund’s assets may vary in a manner unrelated to the fixed and variable rates, which could have either a beneficial or detrimental impact on net investment income and gains available to common shareholders.

The Fund filed a $400 million shelf registration statement with the SEC that was declared effective on June 30, 2011, enabling the Fund to offer additional common or preferred stock.

On March 31, 2003, the Fund received net proceeds of $24,009,966 (after underwriting discounts of $787,500 and offering expenses of $202,534) from the public offering of 1,000,000 shares of 6.00% Series B Cumulative Preferred Stock (“Series B Stock”). Commencing April 2, 2008 and thereafter, the Fund, at its option, may redeem the Series B Stock in whole or in part at the redemption price at any time. The Board has authorized the repurchase of Series B Stock in the open market at prices less than the $25 liquidation value per share. During the six months ended June 30, 2011, the Fund did not repurchased any shares of Series B Stock. At June 30, 2011, 791,014 shares of 6.00% Series B Cumulative Preferred Stock were outstanding and accrued dividends amounted to $13,184.

On March 31, 2003, the Fund received net proceeds of $24,547,465 (after underwriting discounts of $250,000 and offering expenses of $202,535) from the public offering of 1,000 shares of Series C Stock. The dividend rate, as set by the auction process, which is generally held every seven days, is expected to vary with short-term interest rates. Since February 2008, the number of Series C Stock subject to bid orders by potential holders has been less than the number of Series C Stock subject to sell orders. Therefore, the weekly auctions have failed, and the dividend rate since then has been the maximum rate. In that event, holders that have submitted sell orders may not be able to sell any or all of the Series C Stock for which they have submitted sell orders. The current maximum rate is 150% of the “AA” Financial Composite Commercial Paper Rate on the date of such auction. The dividend rates of Series C Stock ranged from 0.105% to 0.285% for the six months ended June 30, 2011. Existing shareholders may submit an order to hold, bid, or sell such shares on each auction date. Shareholders of the Series C Stock may also trade their shares in the secondary market. The Fund, at its option, may redeem the Series C Stock in whole or in part at the redemption price at any time. There were no redemptions of Series C Stock during the six months ended June 30, 2011. At June 30, 2011, 600 shares

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

NOTES TO FINANCIAL STATEMENTS (Continued) (Unaudited)

of Series C Stock were outstanding with an annualized dividend rate of 0.105% per share and accrued dividends amounted to $87.

The holders of Cumulative Preferred Stock generally are entitled to one vote per share held on each matter submitted to a vote of shareholders of the Fund and will vote together with holders of common stock as a single class. The holders of Cumulative Preferred Stock voting together as a single class also have the right currently to elect two Directors and under certain circumstances are entitled to elect a majority of the Board. In addition, the affirmative vote of a majority of the votes entitled to be cast by holders of all outstanding shares of the preferred stock, voting as a single class, will be required to approve any plan of reorganization adversely affecting the preferred stock, and the approval of two-thirds of each class, voting separately, of the Fund’s outstanding voting stock must approve the conversion of the Fund from a closed-end to an open-end investment company. The approval of a majority (as defined in the 1940 Act) of the outstanding preferred stock and a majority (as defined in the 1940 Act) of the Fund’s outstanding voting securities are required to approve certain other actions, including changes in the Fund’s investment objectives or fundamental investment policies.

On March 29, 2011, the Fund distributed one transferable right for each of the 13,575,669 shares of common stock outstanding on that date. Three rights were required to purchase one additional share of common stock at the subscription price of $7.00 per share. On April 26, 2011, the Fund issued 4,525,223 shares of common stock, receiving proceeds of $31,676,561, prior to the deduction of estimated offering expenses of $600,000. The NAV per share of the Fund was reduced by approximately $0.76 per share as a result of the issuance of shares below NAV.

The Fund filed a $200,000,000 shelf registration with the SEC that was effective June 12, 2008, enabling the Fund to offer additional preferred shares. Offering costs of $87,001 relating to the shelf registration were written off in 2010.

6.  Industry Concentration.  Because the Fund primarily invests in common stocks and other securities of foreign and domestic companies in the telecommunications, media, publishing, and entertainment industries, its portfolio may be subject to greater risk and market fluctuations than a portfolio of securities representing a broad range of investments.

7.  Indemnifications.  The Fund enters into contracts that contain a variety of indemnifications. The Fund’s maximum exposure under these arrangements is unknown. However, the Fund has not had prior claims or losses pursuant to these contracts. Management has reviewed the Fund’s existing contracts and expects the risk of loss to be remote.

8.  Other Matters.  On April 24, 2008, the Adviser entered into a settlement with the SEC to resolve an inquiry regarding prior frequent trading in shares of the GAMCO Global Growth Fund (the “Global Growth Fund”) by one investor who was banned from the Global Growth Fund in August 2002. Under the terms of the settlement, the Adviser, without admitting or denying the SEC’s findings and allegations, paid $16 million (which included a $5 million civil monetary penalty). On the same day, the SEC filed a civil action in the U.S. District Court for the Southern District of New York against the Executive Vice President and Chief Operating Officer of the Adviser, alleging violations of certain federal securities laws arising from the same matter. The officer, who also is an officer of the Global Growth Fund and other funds in the Gabelli/GAMCO complex, including this Fund, denies the allegations and is continuing in his positions with the Adviser and the funds. The settlement by the Adviser did not have, and the resolution of the action against the officer is not expected to have, a material adverse impact on the Adviser or its ability to fulfill its obligations under the Advisory Agreement.

9.  Subsequent Events.  Management has evaluated the impact on the Fund of all subsequent events occurring through the date the financial statements were issued and has determined that there were no subsequent events requiring recognition or disclosure in the financial statements.

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

Board Consideration and Re-Approval of Advisory Agreement (Unaudited)

Section 15(c) of the Investment Company Act of 1940, as amended (the “1940 Act”), contemplates that the Board of Directors (the “Board”) of The Gabelli Global Multimedia Trust Inc. (the “Fund”), including a majority of the Directors who have no direct or indirect interest in the investment advisory agreement and are not “interested persons” of the Fund, as defined in the 1940 Act (the “Independent Board Members”), are required annually to review and re-approve the terms of the Fund’s existing investment advisory agreement and approve any newly proposed terms therein. In this regard, the Board reviewed and re-approved, during the most recent six month period covered by this report, the Advisory Agreement (the “Advisory Agreement”) with Gabelli Funds, LLC (the “Adviser”) for the Fund.

More specifically, at a meeting held on May 25, 2011, the Board, including the Independent Board Members meeting in executive session with their counsel, considered the factors and reached the conclusions described below relating to the selection of the Adviser and the re-approval of the Advisory Agreement.

1.  The nature, extent, and quality of services provided by the Adviser.

The Board reviewed in detail the nature and extent of the services provided by the Adviser under the Advisory Agreement and the quality of those services over the past year. The Board noted that these services included managing the investment program of the Fund, including the purchase and sale of portfolio securities, as well as the provision of general corporate services. The Board considered that the Adviser also provided, at its expense, office facilities for use by the Fund and supervisory personnel responsible for supervising the performance of administrative, accounting, and related services for the Fund, including monitoring to assure compliance with stated investment policies and restrictions under the 1940 Act and related securities regulation. The Board noted that, in addition to managing the investment program for the Fund, the Adviser provided certain non-advisory and compliance services, including services for the Fund’s Rule 38a-1 compliance program.

The Board noted that the Adviser had engaged, at its expense, BNY Mellon Asset Servicing (“BNY”) to assist it in performing certain of its administrative functions. The Board concluded that the nature and extent of the services provided was reasonable and appropriate in relation to the advisory fee, that the level of services provided by the Adviser, either directly or through BNY, had not diminished over the past year, and that the quality of service continued to be high.

The Board reviewed the personnel responsible for providing services to the Fund and concluded, based on their experience and interaction with the Adviser, that (i) the Adviser was able to retain quality personnel, (ii) the Adviser and its agents exhibited a high level of diligence and attention to detail in carrying out their advisory and administrative responsibilities under the Advisory Agreement, (iii) the Adviser was responsive to requests of the Board, (iv) the scope and depth of the Adviser’s resources was adequate, and (v) the Adviser had kept the Board apprised of developments relating to the Fund and the industry in general. The Board also focused on the Adviser’s reputation and long standing relationship with the Fund. The Board also believed that the Adviser had devoted substantial resources and made substantial commitments to address new regulatory compliance requirements applicable to the Fund.

2.  The performance of the Fund and the Adviser.

The Board reviewed the investment performance of the Fund, on an absolute basis, as compared with its Lipper peer group of other SEC registered closed-end funds. The Board considered the Fund’s one year average annual total return for the period ended March 31, 2011. The peer group considered by the Board was developed by Lipper and was comprised of other selected closed-end core, growth, and value equity funds (the “Performance Peer Group”). The Board considered these comparisons helpful in their assessment as to whether the Adviser was obtaining for the Fund’s shareholders the total return performance that was available in the marketplace, given the Fund’s objectives, strategies, limitations, and restrictions. In reviewing the performance of the Fund, the Board noted that the Fund’s performance was above the median for the one year period and below the median for the three year, five year, and ten year periods. The Board concluded that the Fund’s performance was reasonable in comparison with that of the Performance Peer Group.

In connection with its assessment of the performance of the Adviser, the Board considered the Adviser’s financial condition and whether it had the resources necessary to continue to carry out its functions under the Advisory Agreement. The Board concluded that the Adviser had the financial resources necessary to continue to perform its obligations under the Advisory Agreement and to continue to provide the high quality services that it has provided to the Fund to date.

3.  The cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund.

In connection with the Board’s consideration of the cost of the advisory services and the profits to the Adviser and its affiliates from the relationship with the Fund, the Board considered a number of factors. First, the Board compared the level of the advisory fee for the Fund against a comparative Lipper expense peer group comprised of other selected closed-end core, growth, and value equity funds (“Expense Peer Group”). The Board also considered comparative non-management fee expenses and comparative total fund expenses of the Fund and the Expense Peer Group. The Board considered this information as useful in assessing whether the Adviser was providing services at a cost that was competitive with other similar funds. In assessing this information, the Board considered the comparative contract rates. The Board noted that the Fund’s advisory fee and expense ratio were higher than average when compared with those of the Expense Peer Group.

The Board also reviewed the fees charged by the Adviser to provide similar advisory services to other registered investment companies or accounts with similar investment objectives, noting that in some cases the fees charged by the Adviser were the same, or lower, than the fees charged to the Fund.

The Board also considered an analysis prepared by the Adviser of the estimated profitability to the Adviser of its relationship with the Fund and reviewed with the Adviser its cost allocation methodology in connection with its profitability. In this regard, the Board reviewed Pro-forma Income Statements of the Adviser for the year ended December 31, 2010. The Board considered one analysis for the Adviser as a whole, and a second analysis for the Adviser with respect to the Fund. With respect to the Fund analysis, the Board received an analysis based on the Fund’s average net assets during the period as well as a pro-forma analysis of profitability at higher and lower asset levels. The Board concluded that the profitability of the Fund to the Adviser under either analysis was not excessive.

4.  The extent to which economies of scale will be realized as the Fund grows and whether fee levels reflect those economies of scale.

With respect to the Board’s consideration of economies of scale, the Board discussed whether economies of scale would be realized by the Fund at higher asset levels. The Board also reviewed data from the Expense Peer Group to assess whether the Expense Peer Group funds had advisory fee breakpoints and, if so, at what asset levels. The Board also assessed whether certain of the Adviser’s costs would increase if asset levels rise. The Board noted the Fund’s current size and concluded that under foreseeable conditions, they were unable to assess at this time whether economies of scale would be realized by the Fund if it were to experience significant asset growth. In the event there were to be significant asset growth in the Fund, the Board determined to reassess whether the advisory fee appropriately took into account any economies of scale that had been realized as a result of that growth.

5.  Other Factors

In addition to the above factors, the Board also discussed other benefits received by the Adviser from its management of the Fund. The Board considered that the Adviser does use soft dollars in connection with its management of the Fund.

Based on a consideration of all these factors in their totality, the Board, including all of the Independent Board Members, determined that the Fund’s advisory fee was fair and reasonable with respect to the quality of services provided and in light of the other factors described above that the Board deemed relevant. Accordingly, the Board determined to approve the continuation of the Fund’s Advisory Agreement. The Board based its decision on evaluations of all these factors as a whole and did not consider any one factor as all important or controlling.

AUTOMATIC DIVIDEND REINVESTMENT

AND VOLUNTARY CASH PURCHASE PLANS

Enrollment in the Plan

It is the policy of The Gabelli Global Multimedia Trust Inc. (the “Fund”) to automatically reinvest dividends payable to common shareholders. As a “registered” shareholder you automatically become a participant in the Fund’s Automatic Dividend Reinvestment Plan (the “Plan”). The Plan authorizes the Fund to credit shares of common stock to participants upon an income dividend or a capital gains distribution regardless of whether the shares are trading at a discount or a premium to net asset value. All distributions to shareholders whose shares are registered in their own names will be automatically reinvested pursuant to the Plan in additional shares of the Fund. Plan participants may send their stock certificates to Computershare Trust Company, N.A. (“Computershare”) to be held in their dividend reinvestment account. Registered shareholders wishing to receive their distributions in cash must submit this request in writing to:

The Gabelli Global Multimedia Trust Inc.

c/o Computershare

P.O. Box 43010

Providence, RI 02940–3010

Shareholders requesting this cash election must include the shareholder’s name and address as they appear on the share certificate. Shareholders with additional questions regarding the Plan or requesting a copy of the terms of the Plan, may contact Computershare at (800) 336-6983.

If your shares are held in the name of a broker, bank, or nominee, you should contact such institution. If such institution is not participating in the Plan, your account will be credited with a cash dividend. In order to participate in the Plan through such institution, it may be necessary for you to have your shares taken out of “street name” and re-registered in your own name. Once registered in your own name your distributions will be automatically reinvested. Certain brokers participate in the Plan. Shareholders holding shares in “street name” at participating institutions will have dividends automatically reinvested. Shareholders wishing a cash dividend at such institution must contact their broker to make this change.

The number of shares of common stock distributed to participants in the Plan in lieu of cash dividends is determined in the following manner. Under the Plan, whenever the market price of the Fund’s common stock is equal to or exceeds net asset value at the time shares are valued for purposes of determining the number of shares equivalent to the cash dividends or capital gains distribution, participants are issued shares of common stock valued at the greater of (i) the net asset value as most recently determined or (ii) 95% of the then current market price of the Fund’s common stock. The valuation date is the dividend or distribution payment date or, if that date is not a New York Stock Exchange (“NYSE”) trading day, the next trading day. If the net asset value of the common stock at the time of valuation exceeds the market price of the common stock, participants will receive shares from the Fund valued at market price. If the Fund should declare a dividend or capital gains distribution payable only in cash, Computershare will buy shares of common stock in the open market, or on the NYSE or elsewhere, for the participants’ accounts, except that Computershare will endeavor to terminate purchases in the open market and cause the Fund to issue shares at net asset value if, following the commencement of such purchases, the market value of the common stock exceeds the then current net asset value.

The automatic reinvestment of dividends and capital gains distributions will not relieve participants of any income tax which may be payable on such distributions. A participant in the Plan will be treated for federal income tax purposes as having received, on a dividend payment date, a dividend or distribution in an amount equal to the cash the participant could have received instead of shares.

Voluntary Cash Purchase Plan

The Voluntary Cash Purchase Plan is yet another vehicle for our shareholders to increase their investment in the Fund. In order to participate in the Voluntary Cash Purchase Plan, shareholders must have their shares registered in their own name.

Participants in the Voluntary Cash Purchase Plan have the option of making additional cash payments to Computershare for investments in the Fund’s common shares at the then current market price. Shareholders may send an amount from $250 to $10,000. Computershare will use these funds to purchase shares in the open market on or about the 1st and 15th of each month. Computershare will charge each shareholder who participates $0.75, plus a pro rata share of the brokerage commissions. Brokerage charges for such purchases are expected to be less than the usual brokerage charge for such transactions. It is suggested that any voluntary cash payments be sent to Computershare, P.O. Box 43010, Providence, RI 02940–3010 such that Computershare receives such payments approximately 10 days before the 1st and 15th of the month. Funds not received at least five days before the investment date shall be held for investment until the next purchase date. A payment may be withdrawn without charge if notice is received by Computershare at least 48 hours before such payment is to be invested.

Shareholders wishing to liquidate shares held at Computershare must do so in writing or by telephone. Please submit your request to the above mentioned address or telephone number. Include in your request your name, address, and account number. The cost to liquidate shares is $2.50 per transaction as well as the brokerage commission incurred. Brokerage charges are expected to be less than the usual brokerage charge for such transactions.

For more information regarding the Automatic Dividend Reinvestment Plan and Voluntary Cash Purchase Plan, brochures are available by calling (914) 921-5070 or by writing directly to the Fund.

The Fund reserves the right to amend or terminate the Plan as applied to any voluntary cash payments made and any dividend or distribution paid subsequent to written notice of the change sent to the members of the Plan at least 90 days before the record date for such dividend or distribution. The Plan also may be amended or terminated by Computershare on at least 90 days written notice to participants in the Plan.

DIRECTORS AND OFFICERS

THE GABELLI GLOBAL MULTIMEDIA TRUST INC.

One Corporate Center, Rye, NY 10580-1422

Directors

Mario J. Gabelli, CFA

Chairman & Chief Executive Officer,

GAMCO Investors, Inc.

Anthony J. Colavita

President,

Anthony J. Colavita, P.C.

James P. Conn

Former Managing Director &

Chief Investment Officer,

Financial Security Assurance Holdings Ltd.

Gregory R. Dube

Managing Member, Roseheart Associates, LLC

Frank J. Fahrenkopf, Jr.

President & Chief Executive Officer,

American Gaming Association

Anthony R. Pustorino

Certified Public Accountant,

Professor Emeritus, Pace University

Werner J. Roeder, MD

Medical Director,

Lawrence Hospital

Salvatore J. Zizza

Chairman, Zizza & Co., Ltd.

Officers

Bruce N. Alpert

President

Carter W. Austin

Vice President & Ombudsman

Peter D. Goldstein

Chief Compliance Officer

Laurissa M. Martire

Vice President & Ombudsman

Agnes Mullady

Treasurer & Secretary

Investment Adviser

Gabelli Funds, LLC

One Corporate Center

Rye, New York 10580-1422

Custodian

State Street Bank and Trust Company

Counsel

Paul Hastings LLP

Transfer Agent and Registrar

Computershare Trust Company, N.A.

Stock Exchange Listing

	Common	6.00% Preferred
NYSE–Symbol:	GGT	GGT PrB
Shares Outstanding:	18,100,892	791,014

The Net Asset Value per share appears in the Publicly Traded Funds column, under the heading “Specialized Equity Funds,” in Monday’s The Wall Street Journal. It is also listed in Barron’s Mutual Funds/Closed End Funds section under the heading “Specialized Equity Funds.”

The Net Asset Value per share may be obtained each day by calling (914) 921-5070 or visiting www.gabelli.com.

The NASDAQ symbol for the Net Asset Value is “XGGTX”.

For general information about the Gabelli Funds, call 800-GABELLI (800-422-3554), fax us at 914-921-5118, visit Gabelli Funds’ Internet homepage at: www.gabelli.com, or e-mail us at: closedend@gabelli.com

Notice is hereby given in accordance with Section 23(c) of the Investment Company Act of 1940, as amended, that the Fund may, from time to time, purchase shares of its common stock in the open market when the Fund’s shares are trading at a discount of 5% or more from the net asset value of the shares. The Fund may also, from time to time, purchase shares of its preferred stock in the open market when the preferred shares are trading at a discount to the liquidation value.

Item 2. Code of Ethics.

Not applicable.

Item 3. Audit Committee Financial Expert.

Not applicable.

Item 4. Principal Accountant Fees and Services.

Not applicable.

Item 5. Audit Committee of Listed registrants.

Not applicable.

Item 6. Investments.

(a)	Schedule of Investments in securities of unaffiliated issuers as of the close of the reporting period is included as part of the report to shareholders filed under Item 1 of this form.

(b)	Not applicable.

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies.

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies.

There has been no change, as of the date of this filing, in any of the portfolio managers identified in response to paragraph (a)(1) of this Item in the registrant’s most recently filed annual report on Form N-CSR.

Item 9. Purchases of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers.

REGISTRANT PURCHASES OF EQUITY SECURITIES

Period	(a) Total Number of Shares (or Units) Purchased	(b) Average Price Paid per Share (or Unit)	(c) Total Number of Shares (or Units) Purchased as Part of Publicly Announced Plans or Programs	(d) Maximum Number (or Approximate Dollar Value) of Shares (or Units) that May Yet Be Purchased Under the Plans or Programs

Month #1 01/01/11 through 01/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,575,669 Preferred Series B – 791,014

Month #2 02/01/11 through 02/28/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,575,669 Preferred Series B – 791,014

Month #3 03/01/11 through 03/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,575,669 Preferred Series B – 791,014

Month #4 04/01/11 through 04/30/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 13,575,669 Preferred Series B – 791,014

Month #5 05/01/11 through 05/31/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – 18,100,892 Preferred Series B – 791,014

Month #6 06/01/11 through 06/30/11	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common – N/A Preferred Series B – N/A	Common –18,100,892 Preferred Series B – 791,014

Total	Common – 10,500 Preferred Series B – N/A	Common – $7.4790 Preferred Series B – N/A	Common – 10,500 Preferred Series B – N/A	N/A

Footnote columns (c) and (d) of the table, by disclosing the following information in the aggregate for all plans or programs publicly announced:

a.	The date each plan or program was announced – The notice of the potential repurchase of common and preferred shares occurs quarterly in the Fund’s quarterly report in accordance with Section 23(c) of the Investment Company Act of 1940, as amended.
b.	The dollar amount (or share or unit amount) approved – Any or all common shares outstanding may be repurchased when the Fund’s common shares are trading at a discount of 5% or more from the net asset value of the shares.

Any or all preferred shares outstanding may be repurchased when the Fund’s preferred shares are trading at a discount to the liquidation value of $25.00.

c.	The expiration date (if any) of each plan or program – The Fund’s repurchase plans are ongoing.
d.	Each plan or program that has expired during the period covered by the table – The Fund’s repurchase plans are ongoing.
e.	Each plan or program the registrant has determined to terminate prior to expiration, or under which the registrant does not intend to make further purchases. – The Fund’s repurchase plans are ongoing.

Item 10. Submission of Matters to a Vote of Security Holders.

There have been no material changes to the procedures by which the shareholders may recommend nominees to the registrant’s Board of Directors, where those changes were implemented after the registrant last provided disclosure in response to the requirements of Item 407(c)(2)(iv) of Regulation S-K (17 CFR 229.407) (as required by Item 22(b)(15) of Schedule 14A (17 CFR 240.14a-101)), or this Item.

Item 11. Controls and Procedures.

(a)	The registrant’s principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”) (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or 15d-15(b) under the Securities Exchange Act of 1934, as amended (17 CFR 240.13a-15(b) or 240.15d-15(b)).

(b)	There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant’s second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the registrant’s internal control over financial reporting.

Item 12. Exhibits.

(a)(1)	Not applicable.

(a)(2)	Certifications pursuant to Rule 30a-2(a) under the 1940 Act and Section 302 of the Sarbanes-Oxley Act of 2002 are attached hereto.

(a)(3)	Not applicable.

(b)	Certifications pursuant to Rule 30a-2(b) under the 1940 Act and Section 906 of the Sarbanes- Oxley Act of 2002 are attached hereto.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(registrant)	The Gabelli Global Multimedia Trust Inc.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 9/8/11

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By (Signature and Title)*	/s/ Bruce N. Alpert
Bruce N. Alpert, Principal Executive Officer
Date 9/8/11

By (Signature and Title)*	/s/ Agnes Mullady
Agnes Mullady, Principal Financial Officer and Treasurer
Date 9/8/11

*	Print the name and title of each signing officer under his or her signature.